MAINSTAY FUNDS TRUST

THE MAINSTAY FUNDS

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Choice Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Income Builder Fund

(the “Funds”)

Supplement dated June 14, 2024 (“Supplement”) to the Summary Prospectuses and Prospectuses, each dated February 28, 2024, as supplemented and Statement of Additional Information (“SAI”), dated February 28, 2024, as amended May 28, 2024.

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Summary Prospectuses, Prospectuses and SAI.

Effective on or about December 31, 2024, Michael A. Welhoelter and John M. Tobin will retire from Epoch Investment Partners, Inc. and will no longer serve as portfolio managers of the Funds. All references to Messrs. Welhoelter and Tobin will be deleted in their entirety from the respective Summary Prospectuses, Prospectuses and SAI at that time.

Effective as of July 1, 2024, the Funds’ Summary Prospectuses and Prospectuses are amended as detailed below. All other portfolio managers of the Funds will remain the same.

1. With respect to MainStay Epoch Capital Growth Fund, the table in the section entitled “Management” of the Fund’s Summary Prospectus and Prospectus is amended to include the following:

Subadvisor	Portfolio Managers	Service Date
Epoch Investment Partners, Inc.	Lin Lin, Managing Director	Since July 2024

2. With respect to MainStay Epoch Global Equity Yield Fund, MainStay Epoch U.S. Equity Yield Fund and MainStay Income Builder Fund, the table in the section entitled “Management” of the Funds’ Summary Prospectuses and Prospectuses is amended to include the following:

Subadvisor	Portfolio Managers	Service Date
Epoch Investment Partners, Inc.	Lin Lin, Managing Director	Since July 2024
	Michael Jin, Managing Director	Since July 2024

3. With respect to MainStay Epoch International Choice Fund, the table in the section entitled “Management” of the Funds’ Summary Prospectus and Prospectus is amended to include the following:

Subadvisor	Portfolio Managers	Service Date
Epoch Investment Partners, Inc.	Wayne Lin, Managing Director	Since July 2024

4. With respect to the MainStay Equity Funds Prospectus, the subsection entitled “Portfolio Manager Biographies” under the heading “Know With Whom You Are Investing” is amended to include the following:

Michael Jin, CFA

Mr. Jin has managed the MainStay Epoch Global Equity Yield Fund and MainStay Epoch U.S. Equity Yield Fund since July 2024 and serves as Managing Director & Equity Research Analyst. Mr. Jin focuses primarily on Epoch’s Equity Shareholder Yield strategies. Prior to joining the firm in 2010, Mr. Jin was a Research Analyst at AllianceBernstein. Prior to Bernstein, Mr. Jin worked as a corporate finance consultant at McKinsey & Company and a process engineer at Praxair, Inc. Mr. Jin received his MBA from the University of Chicago, an MS from SUNY Buffalo and Notre Dame and completed his undergraduate study at the University of Science and Technology of China.

Lin Lin, CFA	Ms. Lin has managed the MainStay Epoch Capital Growth Fund,

MainStay Epoch Global Equity Yield Fund and MainStay Epoch U.S. Equity Yield Fund since July 2024. Ms. Lin is a portfolio manager and a member of the Quantitative Research team. Prior to joining Epoch in 2017, Ms. Lin was a vice president and equity strategist on the Global Quantitative Research team at Morgan Stanley, where she helped launch their global quantitative product and published research on a variety of topics, including stock selection and ESG investing. Before that, Ms. Lin was an assistant vice president and senior research analyst on the Quantitative Research and Portfolio Strategy team at Sanford C. Bernstein.  Ms. Lin began her career as a consulting associate at FMI Corp. Ms. Lin has a B.A. in Economics from Nanjing University, and an M.A. in Economics from Duke University.

Wayne Lin

Mr. Lin has managed the MainStay Epoch International Choice Fund since July 2024. Mr. Lin is a member of the global portfolio management team, primarily focused on Epoch’s product management and development capability, as well as investment risk analysis. Prior to joining the firm in 2016, Mr. Lin was a portfolio manager at QS Investors and at Legg Mason Global Asset Allocation prior to its acquisition by QS. At Legg Mason, Mr. Lin helped to create and manage several multi-asset class products, including target-date funds, a real asset strategy, and a downside risk mitigation strategy. Mr. Lin holds a BA in Economics from the University of Chicago and an MBA from Columbia Business School.

5. With respect to the MainStay Fixed Income and Mixed Asset Funds Prospectus, the subsection entitled “Portfolio Manager Biographies” under the heading “Know With Whom You Are Investing” is amended to include the following:

Michael Jin, CFA

Mr. Jin has managed the MainStay Income Builder Fund since July 2024 and serves as Managing Director & Equity Research Analyst. Mr. Jin focuses primarily on Epoch’s Equity Shareholder Yield strategies. Prior to joining the firm in 2010, Mr. Jin was a Research Analyst at AllianceBernstein. Prior to that, Mr. Jin worked as a corporate finance consultant at McKinsey and a process engineer at Praxair. Mr. Jin received his MBA from the University of Chicago, an MS from SUNY Buffalo and Notre Dame and completed his undergraduate study at the University of Science and Technology of China.

Lin Lin, CFA

Ms. Lin has managed the MainStay Income Builder Fund since July 2024. Ms. Lin is a portfolio manager and a member of the Quantitative Research team. Prior to joining Epoch in 2017, Ms. Lin was a vice president and equity strategist on the Global Quantitative Research team at Morgan Stanley, where she helped launch their global quantitative product and published research on a variety of topics, including stock selection and ESG investing. Before that, Ms. Lin was an assistant vice president and senior research analyst on the Quantitative Research and Portfolio Strategy team at Sanford C. Bernstein.  Ms. Lin began her career as a consulting associate at FMI Corp. Ms. Lin has a B.A. in Economics from Nanjing University, and an M.A. in Economics from Duke University.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

MS16MULTIb-06/24